UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 31, 2025
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Corpay, Inc.
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(Exact name of registrant as specified in its charter)
  _______________________________________________________

Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	CPAY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 5, 2025, Corpay, Inc. (“Corpay”) entered into the seventeenth amendment (the “Seventeenth Amendment”) to its Credit Agreement (as amended and supplemented from time to time, including by the Seventeenth Amendment, the “Credit Facility”), dated as of October 24, 2014, among Corpay Technologies Operating Company, LLC, Corpay, Cambridge Mercantile Corp. (U.S.A.), Bank of America, N.A., as administrative agent and the foreign swing line lender, and the other lenders party thereto.

The Seventeenth Amendment, among other things, (i) increases the aggregate commitments under the Revolver B by $1 billion to new total Revolver B commitments of $1.5 billion and (ii) adds a new seven-year Term Loan B of $900 million. Proceeds will initially be used to fund the Alpha acquisition.

The new Term Loan B has a maturity date of November 5, 2032. Interest on amounts outstanding under the new Term Loan B accrues based on the Secured Overnight Financing Rate, plus a margin of 1.75%. The maturity dates and the interest rates for the Company's revolving credit facility, Term Loan A commitments and existing Term Loan B commitments were unchanged by this amendment.

Bank of America, N.A., and certain of the other agents, lenders and/or purchasers under the Credit Facility or their respective affiliates, have had in the past, have currently, and/or may have in the future, various relationships with Corpay involving the provision of financial or other advisory services, including cash management, investment banking and brokerage services. These parties, or their respective affiliates, have received, and may in the future receive, customary principal and interest payments, fees and expenses for these services.

The foregoing summary of the Seventeenth Amendment is subject to, and qualified in its entirety by, the text of the Seventeenth Amendment, which is filed as 10.1 hereto and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form-8-K filed by Corpay, Inc. (“Corpay”) with the Securities and Exchange Commission, on July 23, 2025 (the “Prior Form 8-K”), Corpay issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers (the “Code”), disclosing the terms of a firm intention to make a cash offer (the “Offer”) to acquire the entire issued and to be issued ordinary share capital of Alpha Group International plc (“Alpha”).

On October 31, 2025, Corpay completed the acquisition (the “Acquisition”) of all of the ordinary shares of Alpha for £42.50 in cash for each Alpha share upon the terms as described in the Rule 2.7 Announcement, resulting in an aggregate purchase price of approximately £1.8 billion in cash. The Acquisition was implemented by way of a court-sanctioned scheme of arrangement under Part 26 of the UK Companies Act 2006 and under the Code.

The aggregate cash consideration paid in the transaction was funded with borrowings under the Credit Facility, as described under Item 1.01 of this Current Report on Form 8‑K and incorporated by reference into this item 2.01.

Copies of the Rule 2.7 Announcement and the Cooperation Agreement entered into in connection with the Acquisition (the “Cooperation Agreement”) were filed as Exhibit 2.1 and Exhibit 10.2, respectively, to the Prior Form 8-K and each are incorporated herein by reference. The foregoing summary of the Rule 2.7 Announcement is subject to, and qualified in its entirety by, the text of the Rule 2.7 Announcement and Cooperation Agreement.

Item 2.02 Results of Operations and Financial Condition.

On November 5, 2025, Corpay, Inc. (the "Company") issued a press release announcing its financial results for the three and nine months ended September 30, 2025. A copy of the press release is attached as Exhibit 99.1, which is incorporated by reference in its entirety. The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Corpay, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated into it by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8‑K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.
On November 5, 2025, Corpay issued a press release announcing the completion of the Acquisition on October 31, 2025. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8‑K.

In addition, on November 5, 2025, Corpay has made available on its website in the investor relations section an earnings release supplement.

The information in Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of Corpay under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Corpay intends on filing the financial statements required by this item by amendment to this Current Report on Form 8‑K no later than 71 calendar days after the date on which this Current Report on Form 8‑K is required to be filed.

(b)	Pro forma financial information.

Corpay intends on filing the pro forma financial information required by this item by amendment to this Current Report on Form 8‑K no later than 71 calendar days after the date on which this Current Report on Form 8‑K is required to be filed.

(d)	Exhibits

2.1	Rule 2.7 Announcement, dated July 23, 2025 (incorporated by reference to Exhibit 2.1 of Corpay’s Current Report on Form 8-K filed with the SEC on July 23, 2025)

10.1
Seventeenth Amendment to the Credit Agreement, dated as of November 5, 2025 among Corpay Technologies Operating Company, LLC, as the Company, Corpay, Inc., as the Parent, Cambridge Mercantile Corp. (U.S.A.) as the additional borrower, Bank of America, N.A., as administrative agent and the foreign swing line lender, and the other lenders party hereto

10.2	Co-operation Agreement, dated July 23, 2025, by and between Corpay and Alpha (incorporated by reference to Exhibit 10.1 of Corpay’s Current Report on Form 8-K filed with the SEC on July 23, 2025)

99.1	Corpay, Inc. press release dated November 5, 2025, regarding third quarter financial results

99.2	Corpay, Inc. press release dated November 5, 2025, regarding Alpha acquisition and Credit Facility Upsizing

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corpay, Inc.

November 5, 2025	By: /s/ Peter Walker
Peter Walker
Chief Financial Officer